UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 26, 1997

                      Commission file number 0-17771


                  FRANKLIN CREDIT MANAGEMENT CORPORATION
     (Exact name of small business issuer as specified in its charter)

            Delaware                                       75-2243266
 (State or other jurisdiction
of incorporation or organization)          (I.R.S. Employer Identification No.)

                            Six Harrison Street
                        New York, New York  10013
                              (212) 925-8745
  (Address of principal executive offices, including zip code, and telephone number, including area code)

Item 4.   Change in Registrant's Certifying Accountant.

     Franklin Credit Management Corporation (the "Registrant") terminated the service of McGladrey & Pullen, LLP ("M&P") as independent auditors for the Registrant on July 1, 1997.

     None of the reports of M&P on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and subsequent interim period preceding the termination of M&P, there were no disagreement(s) with M&P on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of M&P would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occured with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the termination of M&P.

     On July 1, 1997, the Registrant with the approval of its Broard of Directors engaged Deloitte & Touche, LLP ("D&T") as its independent auditors.

     During the Registrant's two most recent fiscal years and the subsequent interim period preceeding the engagement of D&T, neither the Registrant nor anyone on its behalf consulted D&T regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits

1.   Letter of M&P, dated July 1, 1997, to the Securities and Exchange
Commission.

                              SIGNATURES
   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

July 2, 1997                                FRANKLIN CREDIT MANAGEMENT
                                                   CORPORATION


                                             By:  /s/ JOSEPH CAIAZZO
                                             Name:    Joseph Caiazzo
                                             Title: Vice President and Chief
                                                    Operating Officer

Exhibit (c)

McGladrey & Pullen, LLP                                               RMS
Certified Public Accuntants and Consultants                      International



                                                                July 1, 1997

Securities and Exchange Commission
Washington, DC  20549


We were previously the independent accountants for Franklin Credit Management Corporation, and on March 7, 1997, we reported on the consolidated financial statements of Franklin Credit Management Corporation and subsidiaries as of and for the two years ended December 31, 1996. On July 1, 1997, we were terminated as independent accountants of Franklin Credit Management Corporation.

We have read Franklin Credit Management Corporation's statements included under
Item 4 of its Form 8-K dated July 1, 1997, and we agree with such statements.


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